Exhibit 10.7
                                 LOAN AGREEMENT

This Loan Agreement dated February 19, 2002 is

Between:

                               PURSUIT CAPITAL LLC

                  7373 E. Doubletree Ranch Road, Suite 200
                  Scottsdale, AZ 85258

                  (here in after referred to as the "Lender")

And:

                  BSI2000, Inc.
                  12600 W. Colfax Avenue, Suite B410
                  Lakewood, CO  80215

                  (here in after referred to as the "Borrower")

WHEREAS the Lender has agreed to lend to the Borrower the sum of up to $500,000 on the terms and subject to the terms of this Agreement, for good and valuable consideration the receipt and sufficiency of which each party acknowledges, Borrower and the Lender agree as follows:

1. Agreement to Advance Funds. The Lender hereby agrees that it will advance up to a total of $500,000 (the "Loan") to the Borrower. Each advance under the Loan shall be secured by a Promissory Note in the Form annexed hereto as Schedule "A", signed by BSI2000, Inc.

2. Use of Proceeds. The Borrower covenants and agrees with the Lender that the Loan funds will only be used by the Borrower in accordance with the Loan Proceeds Budget annexed hereto as Schedule "B" and such other activities as the Lender may approve through its authorized representative, Lance Mullins. The Borrower agrees upon the request of the Lender, but no more frequently than monthly, to provide the Lender with written reports detailing the Borrower's use of the loan proceeds and comparing the actual expenditures with the Loan Proceeds Budget.

3. Term. Subject to the Lender's right of Conversion set out herein, the Loan together with the accrued interest, shall be due and payable by the Borrower to the Lender on the earlier of:

      (a)   January 31, 2003;

      (b) The cumulative receipt of equity financing subsequent to the date of this agreement of $2,000,000 or more.

      The Borrower may repay the Loan at any time before maturity, without penalty, by giving 15 days written notice of the prepayment date (the "Prepayment Notice") to the Lender.

4. Interest. Interest shall be calculated from the date of advance of the Loan funds at the rate of 10% per annum, and shall accrue and be payable upon the completion of the Term of this Loan. No interest shall be payable in the event that the Lender exercises its right of conversion.

5. Conversion Right. The Lender shall have the right, at any time until the Loan Funds are paid in full, to convert such amount of the Loan Funds as have been advanced to the Borrower, but not interest outstanding, into shares of the Borrower on the following terms:

      (a) The Lender shall notify the Borrower of its intention to convert the principal of the Loan by delivering a notice in writing (the "Conversion Notice") to the Borrower, specifying the place for delivery of the certificates representing the shares issuable by the Borrower upon conversion by the Lender ("Conversion Shares");

      (b) The Loan is convertible into that number of common voting shares of the Borrower as equals Ten Percent (10%) of the issued and outstanding shares of the Borrower, or a pro-rata number of shares if the Loan is less than $500,000, such percentage to be determined on a fully diluted basis, after the issuance of the Conversion Shares and all other options and warrants outstanding as of the date of the receipt of the Conversion Notice. The shares shall be "restricted" as that term is defined in SEC rule 144 under the securities act of 1933.

      (c) The Conversion Right may be exercised at any time and shall survive any Borrower's Notice of Prepayment. Upon the Lender's receipt of a Prepayment Notice from the Borrower, the Lender may exercise the conversion right by delivering the Conversion Notice to the Borrower on or before the prepayment date.

      (d) The Conversion Right will survive any merger or other business combination and will be converted into the right to acquire common stock in the surviving company at the same exchange ratio as BSI2000, Inc. common stock, but only as to the percentage ownership calculated under (b) as issued to the shareholders or the Borrower, not upon the total shares outstanding of the surviving company. The exercise price shall be proportionately adjusted based upon the number of shares to be acquired in the surviving company.

6.    Representations.

      The Borrower represents to the Lender as follows:

      (a) The Borrower is a duly incorporated company and is in good standing under the laws of the State of Colorado and has the power and authority to carry on its business as now being conducted;

      (b) This Agreement has been duly authorized by all necessary action of the Borrower and constitutes a legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms; and

      (c) The Conversion Shares, once issued, will have been duly authorized and issued as fully paid and non-assessable common shares of the Borrower or the surviving company, as the case may be.

      The Lender represents to the Borrower as follows:

      (a) The Lender understands that the Borrower is a development stage company and has no operating revenue.

      (b) The Lender has conducted its own due diligence in connection with making the Loan. The Lender has had opportunity discuss the affairs of the Borrower with Borrower's management, its strategic alliance partners, and its potential customers. Lender has conducted such other due diligence procedures as it considered necessary.


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

      (c) The Lender understands the nature of the high risks associated with the Loan and is economically able to bear the loss of the entire Loan principal.

7. Confidentiality. The Lender agrees to keep confidential all materials provided to it by the Borrower on a confidential basis pending the Borrower's public disclosure of such information and thereafter, to the extent Borrower reasonably requires such information to be kept confidential.

8. Notices. Any notice, direction or other document required or permitted to be given pursuant to this Agreement shall, unless otherwise specifically provided, be given in writing and may be mailed, postage prepaid by registered mail, sent by facsimile transmission, or personally served upon the appropriate parties at the following addresses:

      If to the Borrower:

                        BSI2000, Inc.
                        12600 W. Colfax Avenue, Suite B410
                        Lakewood, CO  80215
                        Attention: Jack Harper
                        Fax: (303) 231-9002

      If to Lender:

                        Pursuit Capital LLC
                        7373 E. Doubletree Ranch Road, Suite 200
                        Scottsdale, AZ  85258
                        Attention: Lance Mullins
                        Fax: (602) 695-6606

9. Governing Laws. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado.

10. Amendment. This Agreement may be amended only in a writing signed by both the Lender and the Borrower.

11. Counterparts. This Agreement may be signed in one or more counterparts, originally or by facsimile, each counterpart taken together shall form one and the same Agreement.

                                   SIGNATURES

Borrower:
BSI2000, Inc.

/s/ Jack Harper
------------------------------                              --------------------
Jack Harper, President                                         Date

Lender:
Pursuit Capital LLC

/s/ Lance Mullins
------------------------------                              --------------------
Lance Mullins, Manager                                         Date


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

                                   Schedule A

                                 Promissory Note

        February ___, 2002                                    Lakewood, Colorado

     BSI2000, Inc., a Colorado corporation located at 12600 W. Colfax Avenue, Suite B410, Lakewood, CO 80215, for value received promises to pay to the order of Pursuit Capital LLC, 7373 Doubletree Ranch Road, Suite 200, Scottsdale AZ 85258 the sum of __________________________________, said principal, together with interest thereon computed at the rate of 10% per annum, payable on January 31, 2003 or earlier as provided in the Loan Agreement. The principal of this note is an advance to BSI2000, Inc. by Pursuit Capital LLC under that certain Loan Agreement between the BSI2000, Inc. and Pursuit Capital LLC dated February ___, 2002, the terms of which are incorporated in this note by reference. The maker waives presentment for payment. It is agreed that if this note is not paid when due the principal and accrued interest thereon shall draw interest at the rate of 18% per annum. Any default under that Loan Agreement between BSI2000, Inc. and Pursuit Capital LLC shall cause this note to be due at once. If this note or interest thereon is not paid when due the maker agrees to pay all reasonable costs of collection, including reasonable attorney's fees. This note is entered into and delivered in Lakewood, Colorado and is to be construed under Colorado law. Venue shall be in the Denver District Courts.

     Borrower's Signature:
     BSI2000, Inc.

     --------------------------------------                     ----------------
            Jack Harper, President                                  Date


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

                            LOAN AGREEMENT AMENDMENT

Amendment to Loan Agreement dated February 19, 2002

This amendment is effective for all purposes nunc pro tunc, as of the February 19, 2002 date of the original Loan Agreement, notwithstanding dates of execution by the parties,

Between:

                               PURSUIT CAPITAL LLC

            7373 E. Doubletree Ranch Road, Suite 200
            Scottsdale, AZ 85258

            (hereinafter referred to as the "Lender")

And:

            BSI2000, Inc.
            12600 W. Colfax Avenue, Suite B410
            Lakewood, CO  80215

            (hereinafter referred to as the "Borrower")

The text of paragraph 5 in the original loan agreement is deleted and replaced with the following:

5. Conversion Right. The Lender shall have the right, at the closing of the Borrower's merger into any public company, to convert the Loan Funds advanced to the Borrower, but not interest outstanding, into 1,666,600 shares of common stock of the surviving public company. The shares shall be issued as restricted securities under rule 144 established by the Securities and Exchange Commission pursuant to the Securities Act of 1933.

No other provision of the Loan Agreement is changed. There are no other amendments to the Loan Agreement.

                                   SIGNATURES
Borrower:
BSI2000, Inc.


-----------------------------------                     ------------------------
Jack Harper, President                                  Date

Lender:
Pursuit Capital LLC


-----------------------------------                     ------------------------
Lance Mullins, Manager                                  Date



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